UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2011

MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31312	22-3461740
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-269-3400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Senior officers of Medco Health Solutions, Inc.’s (the “Company”) management team will be participating at the Goldman Sachs Healthcare CEOs Unscripted conference on Thursday, January 6, 2011 at 8:45 a.m. Eastern Daylight Time in New York, New York. A live audio webcast of the Company’s presentation at the conference will be available on the Company’s Investor Relations website at www.medcohealth.com/investor. A replay of the Company’s presentation will also be available on the Company’s website for one month following the presentation.

During this conference, the officers will reaffirm the Company’s previously announced fiscal year 2010 and fiscal year 2011 guidance, as set forth in the press release furnished as Exhibit 99.1 to the Company’s Report on Form 8-K dated November 2, 2010 (the “Prior Release”). The Company continues to expect the following:

•	Full-year 2010 GAAP diluted EPS in the range of $3.14 to $3.16, representing 20 to 21 percent growth over 2009.

•	Full-year 2010 diluted EPS range, excluding amortization of intangible assets from the 2003 spin-off, of $3.38 to $3.40, representing 19 to 20 percent growth over 2009.

•	Full-year 2011 GAAP diluted EPS in the range of $3.53 to $3.66, representing growth of 12 to 17 percent over the current 2010 guidance.

•	For reference, though this non-GAAP EPS measure will not be used in 2011, diluted EPS excluding intangible amortization from the 2003 spin-off is expected to increase to a range of $3.80 to $3.93, representing growth of 12 to 16 percent over the current 2010 guidance.

•	The non-GAAP diluted EPS measure will be changed commencing in 2011 to exclude all intangible amortization, compared to the Company’s previous practice of only excluding intangible amortization from the 2003 spin-off. Full-year 2011 diluted EPS, excluding all intangible amortization, is expected to be in the range of $3.99 to $4.12, representing growth of 12 to 17 percent over the 2010 full-year equivalent of $3.53 to $3.55.

•	For more information on the non-GAAP EPS measures, please see the Prior Release, including the reconciliation tables set forth therein.

The Company provided additional information regarding its earnings per share guidance during the earnings call on November 2, 2010, which is available via replay on the Company’s website at www.medcohealth.com/investor.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibit contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Investors should carefully consider the risks and uncertainties that affect the Company’s business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: January 6, 2011

By: /s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President,
Pharmaceutical Strategies and Solutions